Exhibit 99.1

NEWS RELEASE

ENTEGRIS COMPLETES THE SALE OF THE PIPELINE AND INDUSTRIAL MATERIALS (PIM) BUSINESS TO SCF PARTNERS

COMPANY UPDATES FIRST QUARTER 2024 GUIDANCE FOR DIVESTITURE OF PIM

BILLERICA, Mass. – March 4, 2024 – Entegris, Inc. (Nasdaq: ENTG), a leading supplier of advanced materials and process solutions for the semiconductor and other high-technology industries, announced today it has completed the sale of its Pipeline and Industrial Materials business (PIM) to SCF Partners, Inc. (“SCF”), an energy investment firm, for a purchase price of up to $285 million, consisting of $260 million in cash that has been received at closing, subject to customary post-closing adjustment, and a $25 million earnout based on the achievement of certain 2025 and 2026 financial performance targets. The PIM business was acquired by Entegris with the acquisition of CMC Materials in July 2022, and sells drag reducing agents (DRAs) and a range of valve maintenance products and services for pipeline operations. The proceeds of this transaction will be used for further debt paydown.

As a result of the divestiture, the Company updated its financial guidance for the first quarter of 2024. For the first quarter ending March 30, 2024, the Company expects sales of $755 million to $775 million, GAAP net income of $49 million to $57 million and diluted earnings per common share between $0.33 and $0.38. On a non-GAAP basis, the Company expects diluted earnings per common share to range from $0.59 to $0.64, reflecting net income in the range of $89 million to $97 million. The Company also expects adjusted EBITDA of approximately 27% to 28% of sales.

About Entegris
Entegris is a leading supplier of advanced materials and process solutions for the semiconductor and other high-tech industries. Entegris has approximately 8,000 employees throughout its global operations and is ISO 9001 certified. It has manufacturing, customer service and/or research facilities in the United States, Canada, China, Germany, Israel, Japan, Malaysia, Singapore, South Korea, and Taiwan. Additional information can be found at www.entegris.com.

About SCF Partners
Founded in 1989, SCF provides equity capital and strategic growth assistance to build and grow leading energy service, equipment, and technology companies that operate throughout the world. SCF has invested in more than 80 platform companies and made more than 400 additional acquisitions to develop 18 publicly listed energy service and equipment companies over its history. The firm is headquartered in Houston, Texas, and has offices in Calgary, Aberdeen, and Australia. For more information, please visit www.scfpartners.com.

ENTEGRIS, INC. entegris.com	129 Concord Road, Building 2 Billerica, MA 01821 USA	T +1 978 436 6500 F +1 978 436 6735

Advisors
Jefferies LLC is acting as financial advisor and Wachtell, Lipton, Rosen & Katz is serving as legal counsel to Entegris.

Cautions Regarding Forward Looking Statements
This news release contains “forward-looking statements.” The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “outlook,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include statements about future period guidance or projections and other matters. These forward-looking statements are based on current management expectations and assumptions only as of the date of this news release, are not guarantees of future performance and involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the level of, and obligations associated with, the Company’s indebtedness, including the debts incurred in connection with the acquisition of CMC Materials; risks related to the acquisition and integration of CMC Materials, including unanticipated difficulties or expenditures relating thereto, the ability to achieve the anticipated synergies and value-creation contemplated by the acquisition of CMC Materials and the diversion of management time on transaction-related matters; raw material shortages, supply and labor constraints, price increases, inflationary pressures and rising interest rates; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; substantial competition; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures, divestitures or other similar transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; the impact of regional and global instabilities, hostilities and geopolitical uncertainty, including, but not limited to, the ongoing conflicts between Ukraine and Russia, between Israel and Hamas and the current conflict in the Red Sea, as well as the global responses thereto; the increasing complexity of certain manufacturing processes; changes in government regulations of the countries in which the Company operates, including the imposition of tariffs, export controls and other trade laws and restrictions and changes to national security and international trade policy, especially as they relate to China; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; and other risk factors and additional information described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed on February 15, 2024, and in the Company’s other SEC filings. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company undertakes no obligation to update publicly any forward-looking statements or information contained herein, which speak as of their respective dates.

Investor Contact: Bill Seymour VP of Investor Relations, Treasury & Communications + 1 952 556 1844 bill.seymour@entegris.com	Media Contact: Connie Chandler Senior Director of Corporate Communications +1 978 436 6546 connie.chandler@entegris.com

Entegris, Inc.  |  page 2 of 3

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Outlook to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

First-Quarter Outlook
Reconciliation GAAP Operating Margin to non-GAAP Operating Margin and Adjusted EBITDA Margin	March 30, 2024
Net sales	$755 - $775
GAAP - Operating income	$116 - $129
Operating margin - as a % of net sales	15% - 17%
Deal, transaction and integration costs	3
Amortization of intangible assets	51
Gain on sale of business	(11)
Adjusted operating income	$159 - $172
Adjusted operating margin - as a % of net sales	21% - 22%
Depreciation	45
Adjusted EBITDA	$204 - $217
Adjusted EBITDA - as a % of net sales	27% - 28%

First-Quarter Outlook
Reconciliation GAAP net income to non-GAAP net income	March 30, 2024
GAAP net income	$49 - $57
Adjustments to net income:
Deal, transaction and integration costs	3
Amortization of intangible assets	51
Gain on sale of business	(11)
Loss on extinguishment of debt	8
Income tax effect	(11)
Non-GAAP net income	$89 - $97

First-Quarter Outlook
Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share	March 30, 2024
Diluted earnings per common share	$0.33 - $0.38
Adjustments to diluted earnings per common share:
Deal, transaction and integration costs	0.02
Amortization of intangible assets	0.34
Gain on sale of business	(0.07)
Loss on extinguishment of debt	0.05
Income tax effect	(0.08)
Diluted non-GAAP earnings per common share	$0.59 - $0.64

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